 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2023

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue
San Jose,	California	95119
(Address of principal executive offices, including Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INFN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, Infinera Limited, a wholly owned subsidiary of Infinera Corporation (the “Company”), and Nicholas Walden, the Company’s Senior Vice President, Worldwide Sales, entered into an Employment Agreement (the “Agreement”) in connection with Mr. Walden’s relocation to the United Kingdom (the “Relocation”).
Initially employed by Infinera Limited, Mr. Walden served as Senior Vice President, EMEA Sales from September 2015 to February 2019 based in the United Kingdom. Subsequently, he relocated to the United States and served as the Company’s Senior Vice President, Strategic Accounts from February 2019 to December 2019. Mr. Walden has been in his current role since January 2020. The Relocation is expected to strengthen the Company’s strategic focus on improving global sales coverage in key markets outside North America.

Pursuant to the Agreement, the current terms of Mr. Walden’s employment will continue unchanged, including a base salary equivalent to $430,000 and an annual target incentive bonus of 100%. To assist Mr. Walden with the Relocation, he will be eligible to receive up to $238,000 in relocation benefits. Mr. Walden will also continue to be a party to a change of control agreement with the Company. This change of control agreement is described in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the Securities and Exchange Commission, and the description thereof is incorporated by reference.
The foregoing description of the terms of the Agreement is qualified in its entirety by the terms of the Agreement, which will be filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: June 2, 2023	By:	/s/ NANCY ERBA
Nancy Erba Chief Financial Officer